UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2026

AVAX ONE TECHNOLOGY LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	77-8726885
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

215 South Olive Avenue, Suite 201
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 757-0952

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AVX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported by AVAX One Technology Ltd. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2026 (the “Initial Form 8-K”), on August 17, 2026, Chris Polimeni resigned from his position as Chief Financial Officer of the Company. This Current Report on Form 8-K/A updates the Initial Form 8-K to provide additional disclosure concerning Mr. Polimeni’s departure as Chief Financial Officer and the terms of his separation and consulting agreement with he Company.

Except as expressly set forth herein, this Current Report on Form 8-K/A does not amend the Initial Form 8-K in any way and does not modify or update any other disclosures contained in the Initial Form 8-K. This Current Report on Form 8-K/A supplements the Initial Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2026, the Company and Mr. Polimeni entered into a separation and consulting agreement, effective as of August 18, 2026 (the “Separation Agreement”), which provides for, among other things, Mr. Polimeni’s separation from the Company as Chief Financial Officer and an associated separation payment, as well as the Company’s engagement of Mr. Polimeni as an independently contracted consultant until March 31, 2027. In connection with services rendered under the Separation Agreement, Mr. Polimeni will receive a monthly fee of $10,000 during the term thereof. The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation and Consulting Agreement, dated as of October 13, 2026, by and between the Company and Chris Polimeni.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026	AVAX ONE TECHNOLOGY LTD.

	By:	/s/ Peter Wylie Jr.
	Name:	Peter Wylie Jr.
	Title:	Interim Chief Executive Officer